Exhibit 99.1

Maxeon Solar Technologies and Complete Solaria Sign Definitive Agreement for

Purchase of Sales Channel Assets and Shingled Solar Panel IP by Maxeon

SINGAPORE & FREMONT, CA (September 20, 2023) – Maxeon Solar Technologies, Ltd. (Nasdaq: MAXN) (“Maxeon”), a global leader in solar innovation and channels, and Complete Solaria, Inc., (Nasdaq: CSLR) (“Complete Solaria”), a leading solar technology, services, and installation company, have announced today that Complete Solaria’s subsidiary, SolarCA LLC, has entered into an Asset Purchase Agreement for the sale of certain assets to Maxeon. The agreement also includes a supply agreement for Maxeon to supply its premium, high-performance, high-efficiency solar panels to Complete Solaria. The assets to be acquired include Solaria’s dealer channel operations and contracts as well as Complete Solaria’s solar panel patent portfolio relating primarily to shingled cell solar panel technology.

Maxeon’s CEO Bill Mulligan commented, “We will be very happy to welcome Solaria’s dealer channel sales operations to the Maxeon family following close of the transaction. We expect that this transaction will expand our U.S. DG market footprint in two ways. First, incorporation of Solaria’s nationwide dealer channel will inject infrastructure, capabilities and reach that should meaningfully accelerate our direct sales efforts. Second, this transaction enables immediate access to a qualified source of tariff-free solar panels that we plan to market adjacent to our flagship IBC solar panels, allowing us to replicate in the US market the “better-best” product strategy we have successfully employed in our international markets for years. Finally, this transaction will allow Maxeon to consolidate two major shingled-cell IP portfolios, adding to the over 130 granted patents and over 80 pending patent applications for fundamental shingled solar cell panel technology that Maxeon designs and manufactures globally, and which we plan to use in our announced cell and module manufacturing facility in Albuquerque, New Mexico.”

Complete Solaria CEO Will Anderson said, We are pleased that Maxeon will be taking advantage of our work building an extensive patent portfolio and a nationwide dealer channel. Maxeon, with its strong manufacturing expertise, global footprint and supply chain capability is well equipped to advance the solar panel product line. This transaction will provide Complete Solaria with capital to optimize our end-to-end customer offering, including beautiful, high-quality solar energy systems with Maxeon premium, high performance solar panels. Concentrating on our core systems segment will benefit both our business and our shareholders.”

Closing of this transaction is subject to satisfaction of various conditions.

About Complete Solaria

Complete Solaria, headquartered in California, is a solar company with unique technology and an end-to-end customer offering, which includes financing, project fulfilment and customer service. Complete Solaria’s digital platform together with premium solar products enable one-stop service for clean energy needs for customers wishing to make the transition to a more energy-efficient lifestyle. To learn more, visit: https://www.completesolaria.com.

About Maxeon Solar Technologies

Maxeon Solar Technologies, Ltd. is Powering Positive Change™. Headquartered in Singapore, Maxeon designs and manufactures Maxeon® and SunPower® brand solar panels, and has sales operations in more than 100 countries, operating under the SunPower brand in certain countries outside the United States. Maxeon is a leader in solar innovation with over 1,500 patents and two best-in-class solar panel product lines. Maxeon products span the global rooftop and solar power plant markets through a network of more than 1,700 trusted partners and distributors. A pioneer in sustainable solar manufacturing, Maxeon leverages a +35-year history in the solar industry and numerous awards for its technology. For more information about how Maxeon is Powering Positive Change™ visit us at www.maxeon.com, on LinkedIn and on Twitter @maxeonsolar.

Complete Solaria Forward Looking Statements

This press release may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the referenced transactions. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not a forward-looking statement. Forward-looking statements are forecasts, predictions, projections and other statements about future events that are based on current expectations, hopes, beliefs, intentions, strategies and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) risks that the sale of certain assets and other business items will not be completed on the terms set forth in the Asset Purchase Agreement or the ancillary agreements referenced in the Asset Purchase Agreement, if at all; (ii) the sale of assets disrupts current plans and operations of the companies or diverts managements’ attention from Complete Solaria’s business operations; (iii) the outcome of any legal proceedings that may be instituted in connection with the assets sale; (iv) the price of Complete Solaria’s securities may be volatile due to a variety of factors, including changes in the applicable competitive or regulatory landscapes, variations in operating performance across competitors, changes in laws and regulations affecting Complete Solaria’s business, and changes in the combined capital structure; (v) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities; (vi) the evolution of the markets in which Complete Solaria will compete.

The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 filed, which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 30, 2023. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Complete Solaria assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Maxeon Solar Technologies Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding the competitive advantages of our products, including Complete Solaria’s solar panel assets, for the North American markets, projected demand for such products and Maxeon’s expectations regarding future performance based on our technology outlook, opportunities associated with supplying our products through a broader and more diversified set of market intermediaries, growth projections, intellectual property assets and market share expansion in the North American markets. These forward-looking statements are based on our current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements, including the risk that the sale of certain assets or other business terms will not be completed on the terms set forth in the Asset Purchase Agreement or the ancillary agreements referenced in the Asset Purchase Agreement, if at all. A detailed discussion of these factors and other risks that affect our business is included in filings we make with the Securities and Exchange Commission (“SEC”) from time to time, including our most recent report on Form 20-F, particularly under the heading “Item 3.D. Risk Factors.” Copies of these filings are available online from the SEC or on the Financials & Filings section of our Investor Relations website at https://corp.maxeon.com/financials-filings/sec-filings. All forward-looking statements in this press release are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events.

Investor Relations Contacts

Complete Solaria

Sioban Hickie, ICR, Inc.

CompleteSolariaIR@icrinc.com

Maxeon Solar Technologies

Robert Lahey

Robert.Lahey@maxeon.com

Mobile: +1 (202) 2461-872

Media Contact:

Maxeon

Anna Porta

Anna.Porta@maxeon.com

Mobile: +39 345 7706205

Source: Complete Solaria, Inc.